Exhibit 10.1

EXECUTION VERSION

THIRD AMENDMENT TO AMENDED AND RESTATED SECURED LOAN AND

SERVICING AGREEMENT

THIS THIRD AMENDMENT, dated as of May 18, 2012 (this “Amendment”), is entered into in connection with that certain Amended and Restated Secured Loan and Servicing Agreement, dated as of May 4, 2010, effective as of May 21, 2010 (as amended, supplemented, restated or replaced from time to time, the “Secured Loan and Servicing Agreement”), by and among NewStar Short-Term Funding LLC, as the borrower (together with its successors and assigns in such capacity, the “Borrower”), NewStar Financial, Inc., as the originator (together with its successors and assigns in such capacity, the “Originator”) and as the servicer (together with its successors and assigns in such capacity, the “Servicer”), Bleachers Finance 1 Limited, as the lender (by assignment from MMP-7 Funding, LLC and together with its successors and assigns in such capacity, the “Lender”), Natixis Financial Products LLC, as the Administrative Agent (together with its successors and assigns in such capacity, the “Administrative Agent”), and U.S. Bank National Association, as the trustee (together with its successors and assigns in such capacity, the “Trustee”). Capitalized terms used but not defined herein shall have the meanings provided in the Secured Loan and Servicing Agreement.

R E C I T A L S

WHEREAS, the parties hereto entered into that certain Secured Loan and Servicing Agreement; and

WHEREAS, the parties hereto desire to amend the Secured Loan and Servicing Agreement in certain respects as provided herein.

NOW, THEREFORE, based upon the above Recitals, the mutual premises and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

A.	AMENDMENTS.

1. Section 1.1 of the Secured Loan and Servicing Agreement is hereby amended by (a) amending the definition of “Legal Final Maturity Date” by deleting the date “August 24, 2015” and replacing it with the date “December 31, 2012” and (b) amending the definition of “Termination Date” by deleting the date “May 19, 2012” and replacing it with the date “December 17, 2012”.

2. Section 2.1(f) of the Secured Loan and Servicing Agreement is hereby amended by deleting the date “May 19, 2012” and replacing it with the date “December 17, 2012”.

B.	AGREEMENTS IN FULL FORCE AND EFFECT AS AMENDED AND WAIVED.

Except as specifically amended and waived hereby, all provisions of the Secured Loan and Servicing Agreement shall remain in full force and effect. After this Amendment becomes effective, all references to the Secured Loan and Servicing Agreement, “hereof,” “herein,” or words of similar effect referring to the Secured Loan and Servicing Agreement shall be deemed to mean the Secured Loan and Servicing Agreement as amended hereby. This Amendment shall not constitute a novation of the Secured Loan and Servicing Agreement, but shall constitute an amendment and a one-time waiver thereof. This Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Secured Loan and Servicing Agreement other than as expressly set forth herein.

C.	REPRESENTATIONS AND WARRANTIES.

Each of the Originator, the Borrower and the Servicer represents and warrants with respect to itself as of the effective date of this Amendment as follows:

(a) it is duly incorporated or organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization;

(b) the execution, delivery and performance by it of this Amendment are within its powers, have been duly authorized, and do not contravene (A) its charter, by-laws, or other organizational documents, or (B) any Applicable Law;

(c) no consent, license, permit, approval or authorization of, or registration, filing or declaration with any Governmental Authority, is required in connection with the execution, delivery, performance, validity or enforceability of this Amendment by or against it;

(d) this Amendment has been duly executed and delivered by it;

(e) this Amendment constitutes its legal, valid and binding obligation enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally or by general principles of equity;

(f) it is not in default under the Secured Loan and Servicing Agreement; and

(g) after giving effect to this Amendment, there is no Termination Event, Unmatured Termination Event, or Servicer Default.

D.	CONDITIONS TO EFFECTIVENESS.

The effectiveness of this Amendment is conditioned upon delivery of executed signature pages by all parties hereto to the Administrative Agent.

E.	MISCELLANEOUS.

(a) This Amendment may be executed in any number of counterparts (including by facsimile or pdf), and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement.

(b) The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

(c) This Amendment may not be amended or otherwise modified except as provided in the Secured Loan and Servicing Agreement.

(d) The failure or unenforceability of any provision hereof shall not affect the other provisions of this Amendment.

(e) Whenever the context and construction so require, all words used in the singular number herein shall be deemed to have been used in the plural, and vice versa, and the masculine gender shall include the feminine and neuter and the neuter shall include the masculine and feminine.

(f) This Amendment represents the final agreement between the parties only with respect to the subject matter expressly covered hereby and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements between the parties. There are no unwritten oral agreements between the parties.

(g) THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

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IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

THE BORROWER:	NEWSTAR SHORT-TERM FUNDING LLC

	By:	Newstar Financial, Inc., its Designated Manager

	By:	/s/ JOHN J. FRISHKOPF
Name: John J. Frishkopf
Title: Treasurer

THE ORIGINATOR AND SERVICER:	NEWSTAR FINANCIAL, INC.

	By:	/s/ JOHN J. FRISHKOPF
Name: John J. Frishkopf
Title: Treasurer

THE LENDER:	BLEACHERS FINANCE 1 LIMITED

	By:	/s/ JOHN L. FRIDLINGTON
Name: John L. Fridlington
Title: Vice President

THE ADMINISTRATIVE AGENT:	NATIXIS FINANCIAL PRODUCTS LLC

	By:	/s/ MICHAEL E. HOPSON
Name: Michael E. Hopson
Title: Managing Director

	By:	/s/ Lorraine Medveely
Name: Lorraine Medveely
Title: Managing Director

THE TRUSTEE:	U.S. BANK NATIONAL ASSOCIATION,
not in its individual capacity but solely as Trustee

	By:	/s/ SETH FRINK
Name: Seth Frink
Title: Assistant Vice President